Exhibit 10.1
AMENDMENT NO. 4 AND WAIVER
WITH RESPECT TO REVOLVING DIP CREDIT AGREEMENT
          This AMENDMENT NO. 4 AND WAIVER, dated as of December 28, 2007 (this “Amendment”), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the “Company”), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the lenders from time to time party to the Revolving DIP Credit Agreement (as defined below) (the “Lenders”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Book Runner, Joint Lead Arranger and Syndication Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent, and BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as Joint Lead Arranger and Documentation Agent, and BANK OF AMERICA, N.A., as Issuing Bank.
RECITALS:
          WHEREAS, the Company, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Senior Secured Super-Priority Debtor in Possession Revolving Credit and Guaranty Agreement, dated as of November 30, 2006 (as amended hereby and as further amended, modified or restated from time to time, the “Revolving DIP Credit Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Revolving DIP Credit Agreement; and
          WHEREAS, the Company desires to amend the Revolving DIP Credit Agreement to, among other things, extend the Maturity Date; and
          WHEREAS, the Company has requested that the Lenders (i) consent to certain restructuring transactions to be consummated on or after the Effective Date (as defined below), as described on Schedule I attached hereto (such transactions, the “Canadian Restructuring Transactions”), (ii) upon the effectiveness of the Canadian Restructuring Transactions, release the Canadian Subsidiaries transferred pursuant to the terms of the Canadian Restructuring Transactions (collectively, the “Transferred Credit Parties”) from their obligations under Section 7 of the Revolving DIP Credit Agreement and from their Obligations under the Collateral Documents and (iii) waive compliance with certain provisions of the Revolving DIP Credit Agreement solely with respect to permitting the Canadian Restructuring Transactions; and
          WHEREAS, concurrently with the execution of this Amendment, the Company, Holdings, the Term Loan Administrative Agent, and the various lenders under the Term Loan DIP Credit Agreement will have entered into that certain Amendment No. 5 and Waiver to the Term Loan DIP Credit Agreement, dated as of the date hereof (the “Term Loan DIP Fifth Amendment”); and
          WHEREAS, the Administrative Agent and the Lenders have agreed, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Revolving DIP Credit Agreement, and to effect certain consents and waivers as set forth herein.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
AMENDMENT AGREEMENT

SECTION 1. CONSENTS AND WAIVERS
     1.1. Consent to Canadian Restructuring Transactions. As of the Effective Date:
     (a) The Requisite Lenders hereby consent to the Company and its Subsidiaries consummating the Canadian Restructuring Transactions, provided, that no Default or Event of Default shall have occurred which is continuing or would result upon giving effect to the Canadian Restructuring Transactions; and further provided, that the Inventory and Accounts of such newly formed German Partnership shall not be considered Eligible Inventory and Eligible Receivables. The organizational and structural changes, asset transfers (including intercompany obligations and indebtedness), transactions with affiliates, issuance of Capital Stock by any Subsidiary and Investments pursuant to the Canadian Restructuring Transactions and, in each case, to the extent set forth on Schedule I, shall be deemed permitted for the purposes of Sections 5.10, 6.1, 6.2, 6.7, 6.9, 6.10 and 6.12 of the Revolving DIP Credit Agreement and Sections 4.1(b)(iii), 4.1(b)(v), 4.4.1(a)(ii), 4.4.2(b)(i)(a) and 4.4.4 of the Pledge and Security Agreement on and after the Effective Date, and the Company and its Subsidiaries shall not be required to comply with any prior notice requirements as set forth in the Credit Documents to consummate the Canadian Restructuring Transactions. Upon consummation of each applicable step of the Canadian Restructuring Transactions, in accordance with Section 5.10(d) of the Revolving DIP Credit Agreement, the Company agrees to provide a Foreign Collateral Agreement with respect to 66% of the Capital Stock of the newly formed German partnership described on Schedule 1, which shall be a direct Subsidiary of the Company following consummation of the Canadian Restructuring Transactions, within 15 Business Days of the consummation of the Canadian Restructuring Transactions (or such later date as agreed by the Collateral Agent); and
     (b) The Requisite Lenders hereby acknowledge that the Administrative Agent and the Collateral Agent are authorized, pursuant to Section 9.8(a) of the Revolving DIP Credit Agreement, to release each Transferred Credit Party from its Guaranty and to release the Liens upon the assets and Capital Stock of each such Transferred Credit Party and Dura Holdings Germany GmbH; and
     1.2. Consent to Limited Amendment of the Final Order. As of the Effective Date, the Administrative Agent and Lenders hereby consent to a modification of the Final Order for the sole purpose of reducing the Carve-Out Cap (as defined in paragraph 18 (iii) of the Final Order) from “$10,000,000” to “$5,000,000”.
SECTION 2. AMENDMENTS
     2.1. Amendments to the Revolving DIP Credit Agreement. As of the Effective Date:
          (a) Section 1.1 (Definitions) of the Revolving DIP Credit Agreement is hereby amended by inserting the following definition in such Section 1.1 in the appropriate place to preserve the alphabetical order of the definitions in such Section 1.1:
          “Fourth Amendment Effective Date” means December 28, 2007.”;
          (b) Section 1.1 (Definitions) of the Revolving DIP Credit Agreement is hereby amended by replacing “December 31, 2007” in clause (i) of the definition of “Maturity Date” with “January 31, 2008”;

AMENDMENT AGREEMENT	2

          (c) Section 1.1 (Definitions) of the Revolving DIP Credit Agreement is hereby amended by replacing the parenthetical in clause (e) in the definition of “Eligible Receivables” with the following:
“(25% in respect of Ford Motor Company (including any of its affiliates and subsidiaries), or an Account Debtor whose securities are rated Investment Grade)”;
          (d) Section 1.1 (Definitions) of the Revolving DIP Credit Agreement is hereby amended by deleting the definition of “Maximum Credit” in its entirety and replacing it in its entirety with the following:
““Maximum Credit” means, at any time, the least of (i) the Revolving Commitments in effect at such time, (ii) the Borrowing Base at such time, or (iii) $48,000,000.”;
          (e) Section 2.6 (Use of Proceeds) of the Revolving DIP Credit Agreement is hereby amended by adding the following sentence after the final sentence thereof:
“Notwithstanding the generality of the foregoing limitations on the use of proceeds, no portion of the proceeds of any Credit Extension and no Credit Extension shall be used (i) (other than in an aggregate amount not to exceed $500,000) to refinance, repay, cash collateralize, back to back, replace or otherwise support all or any part of any of the synthetic letters of credit under the Term Loan DIP Credit Agreement or (ii) to pay any principal amounts due under the Term Loan DIP Credit Agreement.”;
          (f) Section 2.18 (Making or Maintaining LIBOR Loans) of the Revolving DIP Credit Agreement is hereby amended by adding the following sentence prior to (a) thereof:
“Notwithstanding anything in any Credit Document to the contrary, including but not limited to this Section 2.18, Section 2.9 hereof, or any other provision of this Agreement, as of the Fourth Amendment Effective Date (i) all Loans shall automatically be deemed to be Base Rate Loans, (ii) no Loans may be made as, or converted to, LIBOR Loans and (iii) any Funding Notice or Conversion/Continuation Notice given by Company with respect to such Loans shall be deemed to be rescinded by Company.”;
          (g) Section 5.1(o) (Financial Statements and Other Reports) of the Revolving DIP Credit Agreement is hereby amended by deleting clause (i) in its entirety and replacing it in its entirety with the following:
“(i) In addition, commencing with the delivery of a Borrowing Base Certificate for the week ending January 4, 2008, Company shall deliver, not later than four (4) Business Days after the last day of each week, a Borrowing Base Certificate as of the end of such weekly period (containing available updated figures for Eligible Receivables on a weekly basis and containing available updated figures for Eligible Inventory as of the most recent month end) executed by an Authorized Officer of Company. Together with each delivery of a Borrowing Base

AMENDMENT AGREEMENT	3

Certificate, Company shall deliver an accounts receivable aging, an accounts receivable roll-forward, an inventory summary (by type and location), an accounts payable aging and such other information as Administrative Agent may request, all in form and substance satisfactory to Administrative Agent.”;
           (h) Section 5.1 (Financial Statements and Other Reports) of the Revolving DIP Credit Agreement is hereby amended by inserting after Section 5.1(o) a new Section 5.1(p) as follows:
“(p) not later than 2:00 pm (New York time) on Friday of each week, an updated rolling cash flow forecast for the following 13-week period (in substantially similar form to that provided to the Administrative Agent on the Fourth Amendment Effective Date).”;
           (i) Section 5 (Affirmative Covenants) of the Revolving DIP Credit Agreement is hereby amended by inserting after Section 5.14 a new Section 5.15 as follows:
“Section 5.15. New Term Loan DIP Commitment Letter. On or before January 21, 2008, the Company shall have procured a commitment from a Person or Persons reasonably acceptable to the Administrative Agent which would provide for an extension or refinancing of the Term Loan DIP Credit Agreement on terms reasonably acceptable to the Lenders.”;
          (j) Section 6.8(a) (Minimum EBITDA) of the Revolving DIP Credit Agreement is hereby amended by inserting a new row (immediately below the existing last row) into the table found in such Section as follows:

Period	Minimum EBITDA
Fourth Amendment Effective Date — January 31, 2008	Not Being Tested
           (k) Section 6.8 (Financial Covenants) of the Revolving DIP Credit Agreement is hereby amended by inserting after Section 6.8 (b), a new Section 6.8(c) as follows:
          “(c) Excess Availability.
(i) From the Fourth Amendment Effective Date through January 10, 2008, Company shall have Excess Availability of at least $25,000,000; and
(ii) Beginning on January 11, 2008 and thereafter, Company shall have Excess Availability of at least $20,000,000.”; and
           (l) Section 8.1(c) (Events of Default) of the Revolving DIP Credit Agreement is hereby amended by inserting “, Section 5.1(p)(to the extent such failure is not remedied or waived within 2 days), Section 5.15 (to the extent such failure is not remedied or waived within 3 days)” immediately after the words “Section 5.1(o)”.

AMENDMENT AGREEMENT	4

SECTION 3. AMENDMENT FEE
     3.1. Amendment Fee. The Borrower shall pay to the Administrative Agent for the account of each consenting Lender for which the Administrative Agent shall have received an executed signature page hereto an amendment fee (the “Amendment Fee”) in an amount equal to 1.00% of the aggregate outstanding Revolving Commitment provided by each such consenting Lender, which fee shall be fully earned, due and payable on the Effective Date.
SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS
     4.1. Effectiveness of Waivers and Consents. The effectiveness of the waivers, consents and amendments set forth in Sections 1 and 2 hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the “Effective Date”):
          (a) the Administrative Agent shall have received this Amendment, duly executed by each of the Credit Parties, the Administrative Agent and each Lender;
          (b) the Administrative Agent shall have received the Term Loan DIP Fifth Amendment, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by each of the parties thereto, and the “Effective Date”, as defined therein, shall have occurred concurrently with the Effective Date;
          (c) the Administrative Agent shall have received a rolling 13-week cash-flow forecast commencing January 1, 2008 for Holdings and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent, and such additional documents, instruments and information as the Administrative Agent may reasonably request;
          (d) counsel to the Administrative Agent shall have engaged, at the Company’s reasonable expense, a financial advisor on terms reasonably satisfactory to the Administrative Agent;
          (e) the representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects as of the Effective Date;
          (f) the Borrower shall have paid to the Administrative Agent the Amendment Fee; and
          (g) the Bankruptcy Court shall have approved, pursuant to one or more Orders in form and substance reasonably satisfactory to the Administrative Agent, (i) the terms of this Amendment, (ii) the payment of all fees and expenses required to be paid by the Borrower hereunder or under the Credit Agreement, including, without limitation, the Amendment Fee set forth in Section 3 above, and (iii) the continuing Super Priority Nature of Obligations and Lenders’ Liens as set forth in Section 2.24 of the Credit Agreement and as more fully set forth and/or provided for in the Orders.

AMENDMENT AGREEMENT	5

SECTION 5. REPRESENTATIONS AND WARRANTIES
     5.1. Representations and Warranties. The Company and each other Credit Party hereby represents and warrants that:
          (a) Corporate Power and Authority. Subject to entry of the Bankruptcy Court Order(s) described in Section 4.1(g) above, each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby in all material respects, and perform its obligations under the Revolving DIP Credit Agreement and the other Credit Documents, in each case in all material respects.
          (b) Authorization of Agreements. Subject to entry of the Bankruptcy Court Order(s) described in Section 4.1(g) above, the execution and delivery of this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each Credit Party that is a party thereto.
          (c) No Conflict. Subject to entry of the Bankruptcy Court Order(s) described in Section 4.1(g) above, the execution and delivery by each Credit Party of this Amendment does not and will not (a) violate any provision of any material law or any material governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government in any jurisdiction binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and the Liens securing the Term Loan Obligations); or (d) require any material approval of stockholders, members or partners or any material approval or material consent of any Person under any Material Contract of Holdings or any of its Subsidiaries, except for such material approvals or material consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders and such material approvals or material consents required to be obtained in the ordinary course of business.
          (d) Governmental Consents. Subject to entry of the Bankruptcy Court Order(s) described in Section 4.1(g) above, no action, consent or approval of or notice to, registration or other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Revolving DIP Credit Agreement and the other Credit Documents.
          (e) Binding Obligation. This Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, and subject to entry of the Bankruptcy Court Order(s) described in Section 4.1(g) above, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
          (f) Incorporation of Representations and Warranties From Revolving DIP Credit Agreement. The representations and warranties contained in Section 4 (Representations and Warranties) of the Revolving DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

AMENDMENT AGREEMENT	6

          (g) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION 6. ACKNOWLEDGMENT AND CONSENT
          (a) Each of Holdings and certain Subsidiaries of the Company has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Revolving DIP Credit Agreement and the Collateral Documents subject to the terms and provisions of the Revolving DIP Credit Agreement and the Collateral Documents. Each of Holdings and certain Subsidiaries of the Company who have guaranteed the Obligations are collectively referred to herein as the “Credit Support Parties”, and the Revolving DIP Credit Agreement and the Collateral Documents are collectively referred to herein as the “Credit Support Documents”.
          (b) Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Revolving DIP Credit Agreement and this Amendment and consents to the amendment and waiver of the Revolving DIP Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such “Obligations” under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Revolving DIP Credit Agreement and the Collateral Documents.
          (c) Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
          (d) The Company and each Credit Support Party acknowledges and agrees that, except as expressly provided herein, nothing in the Revolving DIP Credit Agreement, the Pledge and Security Agreement, this Amendment or any other Credit Document shall be deemed to constitute an amendment to or waiver of any Default or Event of Default, or an indication of the Administrative Agent’s or Lender’s willingness to amend or waive, any other provisions of the Credit Documents.
SECTION 7. MISCELLANEOUS
          (a) Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.
          (b) Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

AMENDMENT AGREEMENT	7

          (c) Reference to Revolving DIP Credit Agreement. On and after the Effective Date, each reference in the Revolving DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Revolving DIP Credit Agreement, and each reference in the other Credit Documents to the “Revolving DIP Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Revolving DIP Credit Agreement shall mean and be a reference to the Revolving DIP Credit Agreement as amended by this Amendment.
          (d) Effect on Credit Agreement. Except as specifically amended by this Amendment, the Revolving DIP Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (e) Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Revolving DIP Credit Agreement or any of the other Credit Documents.
          (f) Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
          (g) APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
          (h) Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
          (i) Credit Document. This Amendment is a Credit Document.
[The remainder of this page is intentionally left blank.]

AMENDMENT AGREEMENT	8

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DURA AUTOMOTIVE SYSTEMS, INC.
DURA OPERATING CORP.
DURA SPICEBRIGHT, INC.
ADWEST ELECTRONICS, INC.
ATWOOD AUTOMOTIVE, INC.
ATWOOD MOBILE PRODUCTS, INC.
CREATION GROUP HOLDINGS, INC
CREATION GROUP, INC.
CREATION GROUP TRANSPORTATION, INC.
CREATION WINDOWS, INC.
DURA AUTOMOTIVE SYSTEMS CABLE OPERATIONS, INC.
DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
DURA GLOBAL TECHNOLOGIES, INC.
KEMBERLY, INC.
MARK I MOLDED PLASTICS OF TENNESSEE, INC.
SPEC-TEMP., INC.
UNIVERSAL TOOL & STAMPING COMPANY, INC.

By: Name:	/s/ Theresa Skotak
Title:
[SIGNATURE PAGE TO AMENDMENT No. 4]

DURA SHIFTER L.L.C.

By: DURA OPERATING CORP., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:

DURA AIRCRAFT OPERATING COMPANY, LLC

By: DURA OPERATING CORP., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:

DURA BRAKE SYSYEMS, L.L.C.

By: DURA OPERATING CORP., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:

DURA CABLES NORTH LLC

By: ATWOOD AUTOMOTIVE, INC., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:
[SIGNATURE PAGE TO AMENDMENT No. 4]

DURA CABLES SOUTH LLC

By: ATWOOD AUTOMOTIVE, INC., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:

DURA FREMONT L.L.C. DURA GLADWIN L.L.C. DURA MANCELONA L.L.C. DURA SERVICES L.L.C.

By: Name:	/s/ Theresa Skotak
Title:
[SIGNATURE PAGE TO AMENDMENT No. 4]

CREATION WINDOWS, LLC KEMBERLY, LLC

By: Name:	/s/ Theresa Skotak
Title:

AUTOMOTIVE AVIATION PARTNERS, LLC

By: DURA AIRCRAFT OPERATING COMPANY, LLC, Its: MANAGING MEMBER

By: DURA OPERATING CORP., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:

DURA G.P.

By: DURA OPERATING CORP., Its: MANAGING GENERAL PARTNER

By: Name:	/s/ Theresa Skotak
Title:
[SIGNATURE PAGE TO AMENDMENT No. 4]

TRIDENT AUTOMOTIVE, L.P.

By: TRIDENT AUTOMOTIVE LIMITED, Its: GENERAL PARTNER

By: Name:	/s/ Theresa Skotak
Title:

TRIDENT AUTOMOTIVE, L.L.C.

By: TRIDENT AUTOMOTIVE CANADA, CO., Its: MANAGING MEMBER

By: Name:	/s/ Theresa Skotak
Title:

PATENT LICENSING CLEARINGHOUSE L.L.C.

By: MARK I MOLDED PLASTICS OF TENNESSEE, INC., Its: SOLE MEMBER

By: Name:	/s/ Theresa Skotak
Title:
[SIGNATURE PAGE TO AMENDMENT No. 4]

DURA AUTOMOTIVE CANADA ULC
By:	/s/ Theresa Skotak
	Name:	Theresa L. Skotak
	Title:	Vice President

DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.
By:	/s/ Theresa Skotak
	Name:	Theresa L. Skotak
	Title:	President

DURA OPERATING CANADA LP, by its general partner, DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
By:	/s/ Theresa Skotak
	Name:	Theresa L. Skotak
	Title:	Vice President

DURA AUTOMOTIVE BRITISH COLUMBIA, ULC f/k/a DURA ONTARIO, INC.
By:	/s/ Theresa Skotak
	Name:	Theresa L. Skotak
	Title:	Vice President

DURA CANADA LP, by its general partner, DURA AUTOMOTIVE BRITISH COLUMBIA, ULC f/k/a DURA ONTARIO, INC.
By:	/s/ Theresa Skotak
	Name:	Theresa L. Skotak
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT No. 4]

DURA HOLDINGS ULC
By:	/s/ Theresa Skotak
	Name:	Theresa L. Skotak
	Title:	Vice President

DURA HOLDINGS CANADA LP, by its general partner, DURA HOLDINGS ULC
By:	/s/ Theresa Skotak
Name:
Title:

TRIDENT AUTOMOTIVE LIMITED
By:	/s/ Theresa Skotak
Name:
Title:

TRIDENT AUTOMOTIVE CANADA CO.
By:	/s/ Theresa Skotak
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT No. 4]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Collateral Agent, and a Lender
By:	/s/ Jack F. Morrone
	Name:	Jack F. Morrone
	Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT No. 4]

BANK OF AMERICA, as a Lender under the Revolving DIP Credit Agreement
By:	/s/ Thomas M. Merron
	Name:	Thomas M. Merron
	Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender under the Revolving DIP Credit Agreement
By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender under the Revolving DIP Credit Agreement
By:	/s/ Edward Shuster
	Name:	Edward Shuster
	Title:	Assistant Vice President

WACHOVIA BANK, N.A., as a Lender under the Revolving DIP Credit Agreement
By:	/s/ Robert Strack
	Name:	Robert Strack
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT No. 4]